UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders (the "Annual Meeting") of VeriFone Systems, Inc. (the "Company") on March 26, 2015, the Company's stockholders approved the amendment and restatement of the VeriFone 2006 Equity Incentive Plan (the "2006 Plan") to increase the number of shares of common stock that may be issued thereunder by 8,750,000 shares and to extend the term of the 2006 Plan by an additional ten years, to March 25, 2025. A brief summary of the amended and restated 2006 Plan was included as part of Proposal 2 in the Company's definitive proxy statement filed with the Securities and Exchange Commission on February 11, 2015 (the "Proxy Statement"). Such summary is qualified by and subject to the full text of the amended and restated 2006 Plan, which was filed as Appendix B to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on March 26, 2015. The matters submitted to a vote of stockholders at the Annual Meeting and the final results for each matter submitted are as follows:

1.    The Company's stockholders elected each of the following nine director nominees to serve a one-year term on the Company's Board of Directors. The vote results were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert W. Alspaugh	93,308,369	242,826	74,009	11,468,868
Karen Austin	93,319,372	232,923	72,909	11,468,868
Paul Galant	93,312,801	241,036	71,367	11,468,868
Alex W. (Pete) Hart	93,226,300	324,072	74,832	11,468,868
Robert B. Henske	91,654,882	1,894,410	75,912	11,468,868
Wenda Harris Millard	91,672,717	1,877,037	75,450	11,468,868
Eitan Raff	91,341,229	2,207,077	76,898	11,468,868
Jonathan I. Schwartz	92,700,767	848,787	75,650	11,468,868
Jane J. Thompson	80,744,195	12,808,088	72,921	11,468,868

2.    The Company's stockholders approved the amendment and restatement of the 2006 Plan to increase the number of shares of common stock that may be issued thereunder and to extend the term of the 2006 Plan by an additional ten years, to March 25, 2025. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,307,701	23,235,021	82,482	11,468,868

3.     The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as set forth in its Proxy Statement. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,754,439	15,780,061	90,704	11,468,868

4.     The Company's stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2015. The vote results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,524,934	477,964	91,174	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: March 26, 2015	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel